                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         APPALACHIAN BANCSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                          APPALACHIAN BANCSHARES, INC.

                            315 INDUSTRIAL BOULEVARD

                             ELLIJAY, GEORGIA 30540

                            TELEPHONE (706) 276-8000

                                 March 26, 1997

Dear Shareholder:

           On behalf of the Board of Directors and Management of Appalachian Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Thursday, April 17, 1997, at 7:00 p.m. at the Ellijay Elementary School Auditorium, 250 Library Street, Ellijay, Georgia.

           At the Annual Meeting, shareholders will consider and vote upon the election of nine directors to constitute the Board of Directors. Other matters of interest to come before the shareholders include the approval of a Directors' Non-Qualified Stock Option Plan, an Employee Stock Incentive Plan and the ratification of the appointment of the Company's independent auditors.

           The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors, a description of the benefit plans to be approved, and other information concerning the Annual Meeting.

           A form of proxy is enclosed, and you are urged to complete, sign and return it to Appalachian Bancshares, Inc. as soon as possible in the enclosed, stamped envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person.

           Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

                                        Sincerely,

                                        /s/Tracy R. Newton
                                        ------------------
                                        Tracy R. Newton
                                        President and Chief Executive Officer

                          APPALACHIAN BANCSHARES, INC.

                            315 INDUSTRIAL BOULEVARD

                             ELLIJAY, GEORGIA 30540

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       To be held Thursday, April 17, 1997

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), will be held on Thursday, April 17, 1997, at 7:00 p.m., local time, at the Ellijay Elementary School Auditorium, 250 Library Street, Ellijay, Georgia, for the following purposes:

           1. To elect nine directors to serve for a one-year term and until their successors shall have been duly elected and qualified;

           2. To approve the Appalachian Bancshares, Inc. 1997 Directors' Non-Qualified Stock Option Plan;

           3. To approve the Appalachian Bancshares, Inc. 1997 Employee Stock Incentive Plan;

           4. To ratify the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent auditors; and

           5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

           The Board of Directors has fixed the close of business on March 11, 1997, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

           Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated March 26, 1997. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person.


                                         By Order of the Board of Directors,

                                         /s/Tracy R. Newton
                                         ------------------
                                         TRACY R. NEWTON
                                         President and Chief Executive Officer

Ellijay, Georgia
March 26, 1997

                         APPALACHIAN BANCSHARES, INC.

                           315 INDUSTRIAL BOULEVARD

                            ELLIJAY, GEORGIA 30540
                                (706) 276-8000

                                   --------

                                PROXY STATEMENT

                    For the Annual Meeting of Shareholders

                         To Be Held on April 17, 1997

                                   --------

                              GENERAL INFORMATION

           This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 7:00 p.m., local time, on Thursday, April 17, 1997, at the Ellijay Elementary School Auditorium, 250 Library Street, Ellijay, Georgia, and at any and all adjournments thereof.

           A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the 1997 Directors' Non-Qualified Stock Option Plan (the "Director Plan"), FOR approval of the 1997 Employee Stock Incentive Plan (the "Employee Plan"), FOR ratification of the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Appalachian Bancshares, Inc., 315 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Tracy R. Newton.

           The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary Gilmer County Bank (the "Bank"), who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $5.00 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

           This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 26, 1997. A copy of the Company's Annual Report to Shareholders, which contains the Company's Annual Report on Form 10-KSB (without exhibits), accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

           The Company is authorized to issue up to twenty million (20,000,000) shares of Common Stock. At March 14, 1997, the Company had 568,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on March 11, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. In accordance with the Plan of Reorganization and Agreement of Merger dated May 24, 1996, between the Company and the Bank, holders of certificates representing shares of common stock of the Bank who have not exchanged such certificates for certificates representing Company Common Stock as of the Record Date will not be entitled to notice of, or to vote at, the Annual Meeting.

           The following table sets forth certain information with respect to the beneficial ownership, as of March 3, 1997, of shares of Common Stock by the directors and executive officers individually and by all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. At March 3, 1997, no person was known to the management of the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

                                                 Amount and Nature
                                                   of Beneficial     Percent of
Name of Beneficial Owner                            Ownership(1)     Class (1)
------------------------                         -----------------   ----------
Alan S. Dover..................................        20,000           3.5 %
Charles A. Edmondson...........................        15,000           2.6 %
Roger E. Futch.................................        13,850 (2)       2.4 %
Thomas C. Gilliland (3)........................        26,250 (4)       4.6 %
Joseph C. Hensley..............................        13,500 (5)       2.2 %
Frank E. Jones.................................         5,000           0.9 %
Ronald J. Knight...............................        20,050 (6)       3.5 %
Tracy R. Newton................................         5,668           1.0 %
Kent W. Sanford................................         8,348 (7)       1.5 %
P. Joe Sisson..................................        11,750 (8)       2.0 %
Kenneth D. Warren..............................        28,350           4.99%
Directors and Executive Officers
  as a Group (11 persons):.....................       167,766          29.5 %

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes 1,850 shares held by Mr. Futch's spouse and mother-in-law, as to which Mr. Futch disclaims beneficial ownership.

(3)   Mr. Gilliland resigned as a director of the Company on March 11, 1997.

(4)   All of the shares indicated are owned of record by Mr. Gilliland's spouse.

(5)   Mr. Hensley owns all of the shares jointly with his spouse.

(6) Includes 50 shares held by Mr. Knight's spouse, as to which Mr. Knight disclaims beneficial ownership.

(7) Includes 1,210 shares held by Mr. Sanford's spouse, as to which Mr. Sanford disclaims beneficial ownership, and 36 shares held by Mr. Sanford as custodian for his minor children.

(8)   Includes 8,800 shares which Mr. Sisson owns jointly with his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file with the Commission. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the year ended December 31, 1996.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

           Action will be taken at the Annual Meeting for the election of nine directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

           The Company's bylaws provide that the Board shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. Following the Reorganization of the Bank, the Company's Board of Directors fixed the number of directors at ten. In conjunction with the nomination of the persons listed below, the Board decreased the number of directors to nine.

           If a proxy is executed in such manner as not to withhold authority to vote for election of directors, the persons named in the enclosed proxy form will vote such proxy for the election of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

Nominees for the Board of Directors

           The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company and the Bank, and principal employment for the past five years. Each of the director nominees has been a director of the Bank since its inception in 1994 and a director of the Company since 1996.

             Name                                    Age        Position with the Company         Position with the Bank
             ----                                    ---        -------------------------         ----------------------
             Alan S. Dover.........................  40        Director                           Director
             Charles A. Edmondson..................  49        Director                           Director
             Roger E. Futch........................  51        Director                           Director
             Joseph C. Hensley.....................  39        Director, Assistant Secretary      Director, Assistant Secretary
             Frank E. Jones........................  44        Chairman of the Board              Chairman of the Board
             J. Ronald Knight......................  54        Director                           Director
             Tracy R. Newton.......................  40        President, Chief Executive         President, Chief Executive
                                                                 Officer, Treasurer, Director       Officer, Director
             P. Joe Sisson.........................  61        Director, Secretary                Director, Secretary
             Kenneth D. Warren.....................  47        Director                           Director

           Alan S. Dover is the chief executive officer and owner of A.S. Dover Concrete, Inc., a curbing and excavating business. He also is owner of A.S. Dover Properties, Inc., a commercial real estate development firm, and A.S. Dover Construction Company.

           Charles A. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

           Roger E. Futch has been employed by the Ellijay Telephone Company since 1968 and currently serves as a network manager. He also owns a wholesale and retail apple orchard with his wife.

           Joseph C. Hensley is a senior partner in Hensley, Land & Associates, P.C., a certified public accounting firm in Ellijay. He also owns a one-third interest in an electronic tax-filing service in Blue Ridge, Georgia.

           Frank E. Jones is the minister of the Ellijay Church of Christ, where he has served for 17 years. Mr. Jones also serves on the board of directors of Limestone Valley Resource Conservation District and the Georgia Policy Council for Children and Families.

           J. Ronald Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay. He is also secretary and part owner of Ellijay Mini Storage, Inc.

           Tracy R. Newton has served as President, Chief Executive Officer and a director of the Bank since the Bank's inception in 1994. Prior to Mr. Newton's employment with the Bank, he served as executive vice president of the Bank of Ellijay, until he resigned in September 1993 to pursue the formation of the Bank. His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 21 years experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

           P. Joe Sisson is president and chief executive officer of the Sisson Corporation, a real estate development firm, and he serves as president of Blue Ridge Mountain Properties. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties, and Sisson Company Contractors. He is a former advisory director of NationsBank.

           Kenneth D. Warren is the president and part owner of Warren's Auto Sales, Inc., a used car dealership. He is also a part owner of F&W Rentals, which leases real estate in Ellijay.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NINE NOMINEES DESCRIBED ABOVE AS DIRECTORS OF THE COMPANY.

EXECUTIVE OFFICERS

           In addition to Mr. Newton, the other executive officer of the Company and the Bank is as follows:

           Kent W. Sanford, 34, is Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and the Bank. Prior to Mr. Sanford's employment with the Bank in August 1994, he served for ten years as vice president for the Bank of Ellijay where he supervised all operations areas and acted as a loan officer and branch manager.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

           The Board of Directors of the Company held three meetings during the fiscal year ended December 31, 1996. The Board of Directors of the Bank held 20 meetings during the 1996 fiscal year. All directors of the Company and the Bank attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the Bank and the committees on which such director served during that period, except that Mr. Hensley attended two of the three meetings of the Company's Board of Directors.

           As of December 31, 1996, the Board of Directors of the Company had no standing committees. The Board of Directors recently established a Personnel Committee, which consists of Roger E. Futch, Joseph C. Hensley, Ronald J. Knight, Tracy R. Newton and Kenneth D. Warren. The primary functions of the Company's Personnel Committee is to review compensation, bonus and incentive plans, to make recommendations to the full Board of Directors in respect of any changes to such plans, to administer such plans as directed by the Board of Directors, and to approve new management.

           The Board of Directors of the Bank has established certain committees, including the Personnel Committee, Audit Committee, Loan Committee, Community Reinvestment Act Committee and the Investment and Asset/Liability Management Committee. The principal functions and the names of the directors currently serving as members of certain of those committees are set forth below.

           The Bank's Personnel Committee consists of the same directors and performs the same functions as those set forth above for the Company's Personnel Committee. During the 1996 fiscal year, the Bank's Personnel Committee met 15 times.

           The primary functions of the Bank's Audit Committee include reviewing internal and independent audit, compliance and loan reports, reviewing management's response to such reports and reporting to the Board of Directors the committee's findings and recommendations. The Audit Committee is composed of Charles A. Edmondson, Roger E. Futch and P. Joe Sisson. During the 1996 fiscal year, the Audit Committee met twice.

           Neither the Company nor the Bank has a standing nominating committee.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

           Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during 1996, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated were non-performing as of December 31, 1996. Total loans outstanding to all directors and officers of the Company and the Bank, or affiliates of such persons (including companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $4,802,580 at January 15, 1997.

           The Company employs the accounting firm of Hensley, Land & Associates, P.C. to provide accounting and internal auditing services to the Company and the Bank. Mr. Hensley, a director and officer of the Company and the Bank, is a senior partner in the accounting firm. The Company believes that the services obtained from the accounting firm are on terms as favorable to the Company as could have been obtained from unaffiliated parties.

                                PROPOSAL NO. 2

        APPROVAL OF THE 1997 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

           On January 28, 1997, the Board of Directors of the Company adopted and approved, subject to shareholder approval, the 1997 Directors' Non-Qualified Stock Option Plan (the "Director Plan"). The Director Plan provides for the grant to directors of options to purchase shares of Common Stock, which options shall be non-qualified stock options ("NQSOs"). An aggregate of 100,000 shares of Common Stock may be issued upon exercise of options granted to eligible directors under the Director Plan.

           At the Annual Meeting, shareholders of the Company are being requested to consider and approve the adoption of the Director Plan. The essential features of the Director Plan are outlined below. The following summary is qualified in its entirety by reference to the specific provisions of the Director Plan, the full text of which is attached hereto as Annex A.

PURPOSE OF THE DIRECTOR PLAN

           From the inception of the Bank in 1994 and the formation of the Company until October 1996, members of the respective boards of directors of the Company and the Bank did not receive any form of compensation for their services as directors. Beginning in October 1996, directors received a monthly fee for their service on the Board of Directors. The purpose of the Director Plan is to provide the Company with the means to continue to attract qualified individuals to serve as members of the Board of Directors, to provide additional performance incentives to such individuals while serving as directors and to encourage their continued service on the Board.

MAJOR PROVISIONS OF THE DIRECTOR PLAN

           The major provisions of the Director Plan are as follows:

           Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or its affiliates ("Outside Directors"). As of March 17, 1997, eight of the Company's directors qualified as Outside Directors.

           Administration. The Board of Directors has delegated administration of the Director Plan to the Company's Personnel Committee (the "Committee") for all purposes other than with respect to the determination of Fair Market Value (as defined in the Director Plan) of Common Stock, the grant of options without prior approval of the Board of Directors and amending or terminating the Director Plan.

           Option Grants. The Board of Directors will determine the form and amount of options for Outside Directors.

           Term and Conditions of Options. Each option granted pursuant to the Director Plan will be evidenced by an Option Agreement executed by the Company and the optionee. The exercise price per share of options granted under the Plan shall be 100% of the Fair Market Value per share of Common Stock on the date of grant of the option, subject to adjustments set forth in the Director Plan. Subject to the provisions in the Option Agreement and the Director Plan, each option shall vest and become exercisable with respect to 20% of the shares of Common Stock subject to the option on the first anniversary of the date of grant and with respect to an additional 20% on each of the next four succeeding anniversaries of the date of grant. The term of each option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law.

           For purposes of the Director Plan, Fair Market Value is defined as the closing selling price of the Common Stock on the principal exchange on which the Common Stock is listed for trading; however, if the Common Stock is not traded on any exchange, Fair Market Value shall be determined in good faith by the Board of Directors. There is currently no established trading market for the Common Stock, and the Board of Directors has not made a determination of the Fair Market Value for purposes of the Director Plan. Based solely on the most recent trading information available to the Company, the market value of the securities underlying the options is $16.00 per share.

           Exercise and Payment. Options granted under the Director Plan may be exercised by filing a written notice with the Company accompanied by payment of cash, optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company.

            Termination of Director. If an optionee ceases to serve as a Director (other than as a result of disability or death), he or she may exercise his or her then outstanding options for a period of three months following termination to the extent the option was exercisable at the date of the director's termination. If an optionee is unable to continue his or her service a director as a result of his or her death or total and permanent disability, he or she (or his or her personal representative) may exercise any outstanding options for a period of twelve months to the extent the option was exercisable at the date of the Director's termination.

           Transferability of Options. No option shall be transferable by an optionee other than by operation of law, by will or by the laws of descent or distribution.

           Change in Control. Subject to the terms of the Director Plan, the Board may provide in any Option Agreement that, in the event of any "change in control" (as defined in the Director Plan) or major "corporate transaction" (as defined in the Director Plan), any outstanding options covered by such Option Agreement shall become fully vested and exercisable.

           Amendment or Termination of the Plan. The Board of Directors may at any time, in its discretion, amend, suspend or terminate the Director Plan; however no amendment, suspension or termination of the Director Plan shall alter or impair any rights or obligations under any option previously granted under the Director Plan without the optionee's consent.

           Right of First Refusal. The optionee shall not transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Common Stock acquired pursuant to the exercise of an option until he or she shall have offered to sell such Common Stock to the Company at the price per share calculated pursuant to the Director Plan. Notwithstanding the foregoing, the optionee may pledge the Common Stock as security for a loan from an affiliate of the Company and may assign such Common Stock to his or her spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the same restrictions with respect to the sale or transfer of such Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

           A director will generally recognize no taxable income as the result of the grant of a NQSO, assuming that the NQSO does not have a readily ascertainable Fair Market Value at the time it is granted (which is usually the case with plans of this type). Upon exercise of a NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then Fair Market Value of the shares over the exercise price.

           The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the amount of the optionee's total compensation is deemed reasonable.

           Upon the sale of shares acquired pursuant to the exercise of an NQSO, any difference between the sale price and the Fair Market Value of the shares on the date of exercise will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than twelve months.

NEW PLAN BENEFITS

           The amounts and terms of stock options to be granted under the Director Plan to any eligible participant lie within the authority and discretion of the Board of Directors, and, therefore, are not determinable at this time. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts to be allocated under the Director Plan.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE DIRECTOR PLAN.

                                 PROPOSAL NO. 3

               APPROVAL OF THE 1997 EMPLOYEE STOCK INCENTIVE PLAN

           On January 28, 1997, the Board of Directors of the Company adopted and approved, subject to shareholder approval, the 1997 Employee Stock Incentive Plan (the "Employee Plan"). The Employee Plan provides employees of the Company and its affiliates (including directors of the Company who are employees) an opportunity to purchase shares of the Common Stock pursuant to options which may qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and employees, officers, independent contractors, and consultants of the Company and its affiliates an opportunity to purchase shares of Common Stock pursuant to options which will be non-qualified stock options ("NQSOs") (ISOs and NQSOs together are referred to as "Options"). A maximum aggregate of 100,000 shares of Common Stock are available for issuance under the Plan.

           In accordance with certain conditions in the Bank's charter approval, the Employee Plan has been submitted to the Georgia Department of Banking and Finance for prior approval of the Employee Plan prior to the grant of any options thereunder.

           At the Annual Meeting, shareholders of the Company are being requested to consider and approve the adoption of the Employee Plan. The essential features of the Employee Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the Employee Plan, the full text of which is attached hereto as Annex B.

PURPOSE OF THE EMPLOYEE PLAN

           The purpose of the Employee Plan is to attract and retain eligible individuals and to compensate such individuals for their services to the Company and its affiliates (such as the Bank) and to maximize the rewards due them for those efforts and achievements.

MAJOR PROVISIONS OF THE EMPLOYEE PLAN

           Eligibility. Options may be granted to employees, officers, independent contractors, and consultants of the Company and its affiliates. Notwithstanding the foregoing, ISOs may only be granted to employees of the Company or an affiliate.

           As of March 7, 1997, 24 employees and eight officers were eligible to participate in the Employee Plan.

           Administration. The Board of Directors has delegated administration of the Employee Plan to the Company's Personnel Committee (the "Committee") for all purposes other than with respect to the determination of Fair Market Value (as defined in the Employee Plan) of Common Stock, the grant of options without prior approval of the Board of Directors and amending or terminating the Employee Plan.

           Option Grants. The Board of Directors will determine which eligible individuals shall be granted Options under the Employee Plan, the timing and terms of such grants and the number of shares subject to such Options.

           Terms and Conditions of Options. Each Option granted pursuant to the Employee Plan will be evidenced by an Option Agreement executed by the Company and the optionee. The exercise price of each ISO shall not be less than the per share Fair Market Value of the Common Stock subject to such Option on the date the Option is granted. The exercise price of each NQSO shall be as determined by the Board of Directors. Notwithstanding the foregoing, in the case of an ISO granted to a person possessing more than 10% of the combined voting power of the Company or an affiliate, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The exercise price of an Option shall be subject to adjustments set forth in the Employee Plan.

           For purposes of the Employee Plan, Fair Market Value is defined as the closing selling price of the Common Stock on the principal exchange on which the Common Stock is listed for trading; however, if the Common Stock is not traded on any exchange, Fair Market Value shall be determined in good faith by the Board of Directors. There is currently no established trading market for the Common Stock, and the Board of Directors has not made a determination of the Fair Market Value for purposes of the Employee Plan. Based solely on the most recent trading information available to the Company, the market value of the securities underlying the Options is $16.00 per share.

           The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an ISO shall not be for more than ten years and that, in the case of an ISO granted to a person possessing more than ten percent of the combined voting power of the Company or an affiliate, the term of each ISO shall be no more than five years.

           Payment. Payment of Options granted under the Employee Plan may be made in cash or by optionee's personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Company.

           Transferability of Options. No Option shall be transferable by optionee other than by operation of law or by will or by the laws of descent or distribution. The Committee may require that Common Stock acquired under the Employee Plan subject to any restrictions on sale or transfer bear a legend to that effect.

           Amendment or Termination of the Plan. The Board of Directors may at any time, in its discretion, amend, suspend or terminate the Employee Plan; however, no amendment, suspension or termination of the Employee Plan shall alter or impair any rights or obligations under any Option previously granted under the Employee Plan without the optionee's consent.

           Change in Control. Subject to the terms of the Employee Plan, the Board may provide in any Option Agreement that, in the event of any "change in control" (as defined in the Employee Plan) or major "corporate transaction" (as defined in the Employee Plan), any outstanding options covered by such Option Agreement shall become fully vested and exercisable.

           Right of First Refusal. The optionee shall not transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Common Stock acquired pursuant to the exercise of an Option until he or she shall have offered to sell such Common Stock to the Company at the price per share calculated pursuant to the Employee Plan. Notwithstanding the foregoing, the optionee may pledge the Common Stock as security for a loan from an affiliate of the Company and may assign such Common Stock to his or her spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the same restrictions with respect to the sale or transfer of such Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

           Incentive Stock Options. If an option under the Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the ISO. However, an amount equal to the difference between the Fair Market Value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

           The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (as described below).

           Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year after exercise of the ISO, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

           If an optionee disposes of shares acquired upon issuance of an ISO prior to completion of either of the above holding periods, the optionee will have made a "disqualifying disposition" of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the Fair Market Value of the stock at the date of the ISO exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee's total compensation is deemed reasonable in amount.

           The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph). Any such capital gain or loss resulting from a disqualifying disposition of shares acquired upon exercise of an ISO will be long-term capital gain or loss if the shares with respect to which such gain or loss is realized have been held for more than twelve months.

           Non-Qualified Stock Option. If an Option under the Employee Plan is treated as a NQSO, the tax consequences would be same as the tax consequences for eligible Directors described under "Certain Federal Income Tax Consequences" set forth in "Proposal No: 2. Approval of the 1997 Directors' Non-Qualified Stock Option Plan" above.

NEW PLAN BENEFITS

           The amounts and terms of stock options to be granted under the Employee Plan to any eligible participant lie within the authority and discretion of the Board of Directors, and, therefore, are not determinable at this time. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts to be allocated under the Employee Plan.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EMPLOYEE PLAN.

                                 PROPOSAL NO. 4

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

           Schauer, Taylor, Cox & Edwards, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 1996, and has been reappointed by the Board of Directors to serve in that capacity for the 1997 fiscal year. The Company has been advised that no member of Schauer, Taylor, Cox & Edwards, P.C. or any of its associates has any financial interest in the Company or its the Bank. A representative of Schauer, Taylor, Cox & Edwards, P.C. will not be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

           Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Schauer, Taylor, Cox & Edwards, P.C., the appointment of the independent auditors will be reconsidered by the Board of Directors. If the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 1997 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

           The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent public accountants.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

           The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for Tracy R. Newton, who is the President, Chief Executive Officer and a Director of the Company and the Bank and Treasurer of the Company. No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 1996.

                           Summary Compensation Table


                                                                      Annual Compensation (1)
                      Name and                             -----------------------------------------------       All Other
                 Principal Position           Year          Salary (2)          Bonus            Other          Compensation
                 -------------------       -----------     ------------     -------------     ------------    --------------
Tracy R. Newton.........................        1996       $   78,142       $   14,887        $  1,800 (3)     $   8,151 (4)
   President, Chief Executive Officer           1995           70,000              -0-             -0-             2,760 (5)
   and Treasurer                                1994           67,395              -0-             -0-             2,760 (5)

(1) Information regarding certain perquisites and other personal benefits has been omitted because the aggregate value of such items do not meet the minimum amount required for disclosure under the rules and regulations of the Commission.
(2) Includes deferred contributions made at Mr. Newton's election pursuant to the Bank's 401(k) plan.
(3) Directors' fees paid in 1996 for service on the Board of Directors of the Company and the Bank.
(4) Includes (i) contributions by the Bank of $3,569 under the Bank's profit sharing plan, (ii) matching contributions by the Bank of $1,822 pursuant to the Bank's 401(k) plan, and (iii) health insurance premiums paid by the Bank in the amount of $2,760.
(5)   Health insurance premiums paid by the Bank.

           At December 31, 1996, the Company had not granted restricted stock, options, stock appreciation rights or similar awards to any of its present or past executive officers. If the shareholders of the Company approve the Employee Plan at the Annual Meeting, certain of the Company's executive officers (Mr. Newton and Mr. Sanford) will be eligible to receive grants of stock options pursuant to the Employee Plan during the fiscal year ending December 31, 1997. See "Proposal 3. Approval of the 1997 Employee Stock Incentive Plan."

DIRECTOR COMPENSATION

           The same individuals who served as directors of the Bank also served as directors of the Company during the fiscal year ended December 31, 1996. Beginning in October 1996, members of the Board of Directors were each paid a monthly director's fee of $600 for their service on the board. Directors of the Company and the Bank were not compensated for their services as directors or for serving on any committees of the respective boards of directors prior to such time. If the shareholders of the Company approve the Director Plan at the Annual Meeting, non-employee directors will be entitled to receive options to purchase Common Stock. See "Proposal 2. Approval of the 1997 Directors' Non-Qualified Stock Option Plan."

                                  OTHER MATTERS

           The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                               VOTING REQUIREMENTS

           Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

           With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. With regard to Proposal No. 2, approval of the 1997 Directors' Non-Qualified Stock Option Plan, Proposal No. 3, approval of the 1997 Employee Stock Incentive Plan and Proposal No. 4, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of each such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matters.

           If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the Director Plan, FOR approval of the Employee Plan, FOR the ratification of the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                             SHAREHOLDER PROPOSALS

           Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than November 27, 1997. Any such proposal must comply in all respects with the rules and regulations of the Commission.

                          ANNUAL REPORT ON FORM 10-KSB

           A copy of the Company's Annual Report to Shareholders, which contains the Company's Annual Report on Form 10-KSB (without exhibits), accompanies this Proxy Statement. Upon the written request of any record holder or beneficial owner of the Common Stock as of March 11, 1997, the Company will provide, without charge, a copy of its annual report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the Commission. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Appalachian Bancshares, Inc., 315 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Tracy R. Newton, President. If the person requesting the Form 10-KSB was not a shareholder of record on March 11, 1997, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                                           By Order of the Board of Directors

                                           TRACY R. NEWTON
                                           President and Chief Executive Officer

Ellijay, Georgia
March 26, 1997

                                     ANNEX A

                          APPALACHIAN BANCSHARES, INC.

                 1997 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

           1.        Establishment and Purpose.

                     (a) Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby adopts its 1997 Directors' Non-Qualified Stock Option Plan. The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under
Section 422 of the Code.

                     (b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentives to such individuals while serving as directors, and to encourage their continued service on the Board.

           2.        Definitions.

                     As used herein, the following definitions shall apply:

                     (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

                     (b) "Board" shall mean the Board of Directors of the Company.

                     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                     (d) "Committee" shall mean the committee appointed by the Board pursuant to Section 4.

                     (e) "Company" shall mean Appalachian Bancshares, Inc., a Georgia corporation.

                     (f) "Director" shall mean a member of the Board.

                     (g) "Effective Date" shall mean the date this Plan is adopted by the Board.

                     (h) "Employee" shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

                     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                     (j) "Fair Market Value" shall mean, as of any date, the value of a share of Stock determined as follows:

                           (i) If the Stock is listed on any established stock
exchange or on Nasdaq, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

                               (ii)       If the Stock is not traded on any
exchange, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

                     (k) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

                     (l) "Option Agreement" shall mean the written agreement setting forth the terms of an Option.

                     (m) "Optionee" shall mean an Outside Director who receives an Option.

                     (n) "Outside Director" shall mean a Director who is not an Employee.

                     (o) "Person" shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of a government.

                     (p) "Plan" shall mean this Appalachian Bancshares, Inc. 1997 Directors' Non-Qualified Stock Option Plan.

                     (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

                     (r) "Stock" shall mean the common stock, $5.00 par value per share, of the Company.

           3.        Stock Subject to the Plan.

                     Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is 100,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

           4.        Interpretation and Administration of the Plan.

                     (a) Any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

                     (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan and (iv) to designate a Committee of the Board to act on behalf of the Board for all purposes under this Plan. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, each reference in this Plan to the Committee shall be construed to refer to the Board.

           5.        Option Grants.

                     The Board shall determine the form and amount of options for Outside Directors. All options shall be subject to the terms and conditions of the Plan and to such other terms and conditions as the Board deems appropriate.

           6.        Terms and Conditions of Options.

                     (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee.

                     (b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in
Section 12 hereof.

                     (c) Subject to the provisions in the Option Agreement and Section 10 hereof, each Option shall vest and become exercisable with respect to 20% of the shares of stock subject to the Option on the first anniversary of the date of grant and with respect to an additional 20% on each subsequent anniversary of the date of grant.

                     (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

           7.        Eligibility.

                     Options may be granted only to Outside Directors. No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

           8.        Term of Plan, Effective Date and Shareholder Approval.

                     The Plan shall become effective on the Effective Date; provided that continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. In addition, any Options granted hereunder shall become effective only upon shareholder approval of the Plan. The Board may grant Options hereunder prior to shareholder approval of the Plan, but until such shareholder approval is obtained, no such Option shall be exercisable. In the event that such shareholder approval is not obtained, all affected Options shall terminate. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

           9.        Payment Upon Exercise.

                     Payment of the exercise price and any applicable withholding amounts upon exercise of any Option shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States.

           10.       Exercise of Option.

                     (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

                     (b) If an Optionee ceases to serve as a Director (other than as a result of disability or death), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                     (c) Notwithstanding the provisions of Section 10(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her death or total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she (or his or her personal representative) may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                     (d) Notwithstanding the provisions of Sections 10(b) and 10(c) above, in no event may any Option be exercised after expiration of its term set forth in Section 6.

           11.       Nontransferability of Options.

                     No Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution.

           12.       Adjustment Upon Changes in Capitalization.

                     If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted to preserve, but not to increase the benefits to the outstanding options under the Plan; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

           13.       Change in Control.

                     (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

                               (i)       the direct or indirect acquisition by
any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

                               (ii)      a change in the composition of the
Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                     (b) For purposes of this Section 13, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Company is a party:

                               (i)       approval by the Company's shareholders
of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                               (ii)      approval by the Company's shareholders
of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

                               (iii)     approval by the Company's shareholders
of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                     (c) In its discretion, the Board may provide in any stock option agreement (or in an amendment thereto) evidencing an option hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable, as of the date of the Change in Control or Corporate Transaction or such other date as determined by the Board. However, the Board may provide in any such agreement that, in the case of a Corporation Transaction, the Board may determine that an outstanding option will not be so accelerated if and to the extent (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

                     (d) If the Board determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and (b)(iii) of Section 13 above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Corporate Transaction described in clauses (i) or (ii) of Section 13(b) above, the option shall terminate as of the effective date of the Corporate Transaction described therein unless such option is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of Section 13(b). If an option is assumed in the event of a Corporate Transaction described in clause (i) of
Section 13(b) above, the option shall remain exercisable for the remaining term of the option. In no event shall any option under the Plan be exercised after the expiration of the term provided for in the related stock option agreement pursuant to Section 6(d).

           14.       Amendment, Suspension, or Termination of the Plan.

                     (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders.

                     (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of stock options on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 14.

           15.       Conditions Upon Issuance of Stock.

                     (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                     (b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

           16.       Reservation of Stock.

                     The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

           17.       Rule 16b-3.

                     (a) Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision shall be deemed automatically to be incorporated by reference into the Plan.

                     (b) If, subsequent to adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to persons subject to Section 16(b) of the Exchange Act ("Insiders"), the Board may amend the Plan without shareholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of Options under the Plan to be exempt from Section 16(b) liability under the Exchange Act or for Outside Directors to be able to make exempt Rule 16b-3 grants of stock options or other stock awards to Insiders under other stock option or stock incentive plans of the Company.

           18.       Right of First Refusal.

                     (a) As a condition to the grant of any option hereunder, the Optionee shall agree not to transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Stock acquired pursuant to the exercise of an Option until he shall have offered to sell such Stock to the Company at the price per share calculated pursuant to subsection (b) below. Notwithstanding the foregoing, the Optionee may pledge the Stock as security for a loan from an affiliate of the Company and may assign such Stock to his or Spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the restrictions of this Section 18 with respect to such Stock. Upon a determination by the Optionee that he desires to sell any or all of the Stock, the Optionee shall give the Company not less than ten (10) days prior written notice (the "Notice of Disposition") of such Optionee's desire to dispose of a specific number of the shares of Stock (the "Notice Securities"). The Notice of Disposition (i) shall be signed by the Optionee and (ii) shall be mailed by registered mail to the Company, at its then principal place of business. Upon receipt of the Notice of Disposition, the Company (or its respective designee, as allowed below) shall have five (5) business days from the time of receipt of the Notice of Disposition to notify the Optionee that it intends to purchase the Notice Securities, free and clear of all claims, liens, or encumbrances, at the price per share calculated pursuant to subsection (b) below. The closing of any such purchases shall be at a time and place mutually agreed to by the parties thereto, provided that if the parties are unable to make such an agreement, the closing shall be held at the principal office of the Company at 10:00 a.m. on the tenth business day following the day on which the Notice of Disposition is received by the required recipient thereof. The Company may designate an Affiliate as the purchaser of all or any portion of Notice Securities which the Company has the right to purchase hereunder; provided however, that if the Company cannot legally purchase the Notice Securities at the time of receipt of the Notice of Disposition, then such designation of the Affiliate as an alternative purchaser, as the case may be, shall be deemed to have been made.

                     (b) Purchase Price. In the event that the Company (or any designee) does elect to purchase any of the Notice Securities pursuant to subsection (a) hereof, it shall purchase Notice Securities for the price per share determined by the Committee as the average of the highest and lowest sales price of the Stock in the ninety (90) day period immediately preceding the date the Company receives the Notice of Disposition. The Committee shall have absolute discretion to determine the prices at which Stock has traded in such ninety (90) day period, and any determination of the Committee shall be conclusive and binding on all persons notwithstanding that the information used by the Committee in making its determination may be incomplete or unreliable if there is no established trading market for the Stock.

                     (c) Non-exercise of Right of First Refusal. If the Company, or its respective assignees do not exercise their rights hereunder to purchase all of the Notice Securities, the Optionee may sell all, but not less than all, of the unpurchased Notice Securities, for a period of ninety (90) days following the delivery of the Notice of Disposition to the Company (the "Unrestricted Transfer Period"). After expiration of the Unrestricted Transfer Period, the provisions of Subsections (a) and (b) shall again be applicable to any transfer of the former Notice Securities.

                                     ANNEX B

                          APPALACHIAN BANCSHARES, INC.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

           1.        Establishment, Purpose, and Definitions.

                     (a) Appalachian Bancshares, Inc. (the "Holding Company") hereby adopts the Appalachian Bancshares, Inc. 1997 Employee Stock Incentive Plan (the "Plan").

                     (b) The purpose of the Plan is to allow the Holding Company and its Affiliates to attract and retain eligible individuals (as defined in Section 5 below) and to provide incentives to such individuals for their services to the Holding Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. The Plan provides employees (including officers and directors who are employees) of the Holding Company and of its Affiliates an opportunity to purchase shares of the Holding Company's common stock $5.00 par value per share ("Stock") pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, independent contractors, and consultants of the Holding Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Section 422 of the Code (referred to as "nonqualified stock options").

                     (c) The term "Affiliate" as used in the Plan means parent or subsidiary corporations of the Holding Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Holding Company" for "employer corporation"), including parents or subsidiaries of the Holding Company that become such after adoption of the Plan.

           2.        Administration of the Plan.

                     (a) The Plan shall be administered by the Board of Directors of the Holding Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to the "Committee" shall be construed to refer to the Board.

                     (b) The Board shall determine which eligible individuals (as defined in Section 5 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

                     (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment that would adversely affect the holder's rights under an outstanding option shall not be made without the holder's written consent. The Committee may, with the holder's written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option under the Plan on such terms determined by the Committee.

                     (d) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

           3.        Fair Market Value.

                     Where this Plan uses the term "fair market value" in connection with the Stock, such fair market value shall be determined by the Board as follows:

                     (a) If the Stock is listed on any established stock exchange or on Nasdaq, its fair market value shall be the closing selling price for such stock on the principal securities exchange on which the Stock is at the time listed for trading. If there are no sales of Stock on that date, then the closing selling price for the Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value; or,

                     (b) If the Stock is not traded on an exchange, its fair market value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

           4.        Stock Subject to the Plan.

                     (a) Subject to adjustment pursuant to Section 4(c) below, the maximum aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall equal 100,000 shares of Stock.

                     (b) If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Stock that were subject to such option, but as to which the option had not been exercised, shall continue to be available under the Plan.

                     (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Holding Company, without consideration, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the outstanding options under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options. No certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

           5.        Eligible Individuals.

                     Individuals who shall be eligible to have granted to them options under the Plan shall be such employees, officers, independent contractors, and consultants of the Holding Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Holding Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

           6.        Terms and Conditions of Options.

                     (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Holding Company, the Affiliate, if applicable, and the person to whom such option is granted.

                     (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten years and that, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Holding Company or an Affiliate, the term of each incentive stock option shall be no more than five years.

                     (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Holding Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000, such options shall be treated as nonqualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

                     (d) The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of each nonqualified stock option shall be as determined by the Board of Directors. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Holding Company or an Affiliate, the exercise price shall be not less than 110% of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in
Section 4(c) above.

                     (e) Payment of the purchase price and any withholding amounts pursuant to Section 11 upon exercise of any option granted under this Plan shall be made in cash or by optionee's personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Holding Company in lawful money of the United States. An option may not be exercised with respect to a fraction of a share of Stock.

                     (f) The stock option agreement may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions. If an option, or any part thereof is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

           7.        Right of First Refusal

                     (a) As a condition to the grant of any option hereunder, the holder shall agree not to transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Stock acquired pursuant to the exercise of an option until he shall have offered to sell such Stock to the Holding Company at the price per share calculated pursuant to subsection (b) below. Notwithstanding the foregoing, the holder may pledge the Stock as security for a loan from an affiliate of the Holding Company or assign such Stock to his or her spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the restrictions of this Section 7 with respect to such Stock. Upon a determination by the holder that he desires to sell any or all of the Stock, the holder shall give the Holding Company not less than ten (10) days prior written notice (the "Notice of Disposition") of such holder's desire to dispose of a specific number of the shares of Stock (the "Notice Securities"). The Notice of Disposition (i) shall be signed by the holder and (ii) shall be mailed by registered mail to the Holding Company, at its then principal place of business. Upon receipt of the Notice of Disposition, the Holding Company (or its respective designee, as allowed below) shall have five (5) business days from the time of receipt of the Notice of Disposition to notify the holder that it intends to purchase the Notice Securities, free and clear of all claims, liens, or encumbrances, at the price per share calculated pursuant to subsection (b) below. The closing of any such purchases shall be at a time and place mutually agreed to by the parties thereto, provided that if the parties are unable to make such an agreement, the closing shall be held at the principal office of the Holding Company at 10:00 a.m. on the tenth business day following the day on which the Notice of Disposition is received by the required recipient thereof. The Holding Company may designate an Affiliate as the purchaser of all or any portion of Notice Securities which the Holding Company has the right to purchase hereunder; provided however, that if the Holding Company cannot legally purchase the Notice Securities at the time of receipt of the Notice of Disposition, then such designation of the Affiliate as an alternative purchaser, as the case may, be shall be deemed to have been made.

                     (b) Purchase Price. In the event that the Holding Company (or any designee) does elect to purchase any of the Notice Securities pursuant to subsection (a) hereof, it shall purchase Notice Securities for the price per share determined by the Committee as the average of the highest and lowest sales price of the Stock in the ninety (90) day period immediately preceding the date the Holding Company receives the Notice of Disposition.

The Committee shall have absolute discretion to determine the prices at which Stock has traded in such ninety (90) day period, and any determination of the Committee shall be conclusive and binding on all persons notwithstanding that the information used by the Committee in making its determination may be incomplete or unreliable if there is no established trading market for the Stock.

                     (c) Non-exercise of Right of First Refusal. If the Holding Company or its respective assignees do not exercise their rights hereunder to purchase all of the Notice Securities, the holder may sell all, but not less than all, of the unpurchased Notice Securities for a period of ninety
(90) days following the delivery of the Notice of Disposition to the Holding Company (the "Unrestricted Transfer Period") without further compliance with Subsections (a) and (b) hereof. After expiration of the Unrestricted Transfer Period, the provisions of Subsections (a) and (b) shall again be applicable to any transfer of the former Notice Securities.

           8.        Use of Proceeds.

                     Cash proceeds realized from the exercise of options granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Holding Company.

           9.        Amendment, Suspension, or Termination of the Plan.

                     (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders.

                     (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option or previously granted under the Plan. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 9.

           10.       Assignability

                     Each option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, may be exercised only by the optionee.

           11.       Withholding Taxes.

                     No Stock shall be granted or sold under the Plan to any individual, and no option may be exercised, until the individual has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments.

           12.       Restrictions on Transfer of Shares.

                     The Committee may require that the Stock acquired pursuant to the Plan be subject to such restrictions and agreements and bear any legend regarding sale, assignment, encumbrances, or other transfers as are in effect among the shareholders of the Holding Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem appropriate.

           13.       Change in Control.

                     (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

                               (i)       the direct or indirect
acquisition by any person or related group of persons (other than an acquisition from or by the Holding Company or by a Holding Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Holding Company's outstanding Stock;

                               (ii)      a change in the composition
of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                     (b) For purposes of this Section 13, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Holding Company is a party:

                               (i)       approval by the Holding Company's
shareholders of a merger or consolidation in which the Holding Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Holding Company is incorporated;

                               (ii)      approval by the Holding Company's
shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Holding Company (including the capital stock of the Holding Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Holding Company; or

                               (iii)     approval by the Holding Company's
shareholders of any reverse merger in which the Holding Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Holding Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                     (c) In its discretion, the Board may provide in any stock option agreement (or in an amendment thereto) evidencing an option hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable as of the date of the Change in Control or Corporate Transaction or such other date determined by the Board. However, the Board may provide in any such agreement that, in the case of a Corporation Transaction, the Board may determine that an outstanding option will not be so accelerated if and to the extent (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

                     (d) If the Board determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and (b)(iii) of Section 13 above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Corporate Transaction described in clauses (i) or (ii) of Section 13(b) above, the option shall terminate as of the effective date of the Corporate Transaction described therein unless such option is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of Section 13(b). If an option is assumed in the event of a Corporate Transaction described in clause (i) of
Section 13(b) above, the option shall remain exercisable for the remaining term of the option. In no event shall any option under the Plan be exercised after the expiration of the term provided for in the related stock option agreement pursuant to Section 6(b).

           14.       Shareholder Approval.

                     Continuance of the Plan shall be subject to approval by the shareholders of the Holding Company within twelve (12) months before or after the date the Plan is adopted. Any incentive stock options granted hereunder shall become effective only upon such shareholder approval of the Plan. The Board may grant incentive stock options prior to shareholder approval of the Plan, but until such shareholder approval is obtained, no such option shall be exercisable. In the event that such shareholder approval is not obtained within the period provided above, all options previously granted above, shall terminate. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Holding Company is, either in person or by proxy, present and voting on the Plan.

           15.       Rule 16b-3 Compliance.

                     (a) With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Insiders are concerned.

                     (b) If, subsequent to the Board's adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to Insiders, the Board may amend the Plan without shareholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of options, and Stock under the Plan to Insiders to be exempt from Section 16(b) liability under the Exchange Act.

           16.       The Right of the Holding Company to Terminate Employment.

                     No provision in the Plan or any Option shall confer upon any Optionee any right to continue in the employment of the Holding Company or an Affiliate or to interfere in any way with the right of the Holding Company or an Affiliate to terminate his employment at any time.

                          APPALACHIAN BANCSHARES, INC.

                            315 Industrial Boulevard

                             Ellijay, Georgia 30540

                               COMMON STOCK PROXY

               For Annual Meeting of Shareholders, April 17, 1997

           This Proxy is solicited by the Board of Directors.

           WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

           The Board of Directors recommends a vote "FOR" the listed proposals which are more fully described in the proxy statement dated March 26, 1997, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

           The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby appoints Joseph C. Hensley, Tracy R. Newton and P. Joe Sisson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 17, 1997 and at any adjournment or postponement thereof:

1. PROPOSAL TO APPROVE the election of all nominees as directors of the Company.

   |_| FOR all nominees listed below             |_| WITHHOLD authority for all
      (except as marked to the contrary below)       nominees listed below

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   Alan S. Dover                  Joseph C. Hensley          Tracy R. Newton
   Charles A. Edmondson           Frank E. Jones             P. Joe Sisson
   Roger E. Futch                 J. Ronald Knight           Kenneth D. Warren

2. PROPOSAL TO APPROVE the 1997 Directors' Non-Qualified Stock Option Plan, as described in the Proxy Statement (receipt of which is hereby acknowledged).

   |_| FOR              |_|  AGAINST            |_|  ABSTAIN

                              (Continued on back)

3. PROPOSAL TO APPROVE the 1997 Employee Stock Incentive Plan, as described in the Proxy Statement.

    |_|  FOR                  |_|  AGAINST              |_|  ABSTAIN

4. PROPOSAL TO RATIFY the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's and the Bank's Independent Auditors for the fiscal year ending December 31, 1997.

    |_|  FOR                  |_|  AGAINST              |_|  ABSTAIN

    IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: _______________, 1997                        PLEASE SIGN NAME EXACTLY AS
                                                    LISTED ON THE MAILING LABEL.


                                                    ---------------------------
                                                              Signature

                                                    ---------------------------
                                                    Print Name as listed on the
                                                    mailing label

                                                    ---------------------------
                                                    Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.